Example Template : 77O
DEUTSCHE HIGH INCOME FUND

N-Sar October 1, 2015 - March 31, 2016

Security Purchased	Cusip 	"Purchase/
Trade Date"	 Size (Shr) of Offering
	Offering Price of Shares	Total ($) Amt of
Offering	 Amt of shares Purch by Fund
	% of Offering Purchased by Fund
	% of Funds Total Assets	Brokers
	Purchased From
AerCap Ireland Capital Ltd / AerCap Global
Aviation Trust	00772BAQ4	10/16/2015
	$100.0	$1,000,000,000	$3,015,000
	0.30%		BCLY,CITI,CS,DB
	CITIGROUP GLOBAL
Toll Brothers Finance Corp	88947EAR1
	10/27/2015		$100.0
	$350,000,000	$2,440,000	0.70%
	CITI,DB,MIZ,SUN	CITIGROUP
GLOBAL
First Data Corp	319963BP8	10/29/2015
	$100.0	$3,400,000,000	$2,485,000
	0.07%		BAC,BCLY,CITI,DB
	BANK OF AMERICA NA
Goodyear Tire & Rubber Co/The	382550BE0
	11/2/2015		$100.0
	$1,000,000,000	$1,798,091	0.18%
	BCLY,BNP,CITI,DB	GOLDMAN
SACHS
T-Mobile USA Inc	87264AAP0
	11/2/2015		$100.0
	$2,000,000,000	$120,000	0.01%
	BCLY,CITI,DB,GS	CITIGROUP GLOBAL
PSPC Escrow II Corp	69368QAA1
	11/3/2015		$100.0
	$500,000,000	$435,000	0.09%
	CS	CREDIT SUISSE SECURITIES
(USA)
Sabre GLBL Inc	78573NAB8	11/4/2015
	$100.0	$500,000,000	$500,000
	0.10%		DB,GS,ML,MIZS
	GOLDMAN SACHS
Summit Materials LLC / Summit Materials
Finance Corp	86614RAH0	11/4/2015
	$99.38	$300,000,000	$2,464,500
	0.82%		WILMINGTON TRUST
	BANK OF AMERICA NA
CCOH Safari LLC	14987EAC1	11/5/2015
	$100.0	$2,500,000,000	$4,970,000
	0.20%		BAC,CS,DB,GS	CREDIT
SUISSE
NCL Corp Ltd	62886HAM3	11/5/2015
	$100.0	$600,000,000	$2,175,000
	0.36%		BCLY,CITI,DB,GS
	BARCLAYS CAPITAL (TRADING AS B
HCA Inc	404119BS7	11/9/2015
	$100.0	$1,500,000,000	$4,570,000
	0.30%		BCLY,CITI,CS,DB
	BARCLAYS CAPITAL (TRADING AS B
Qorvo Inc	74736KAA9	11/13/2015
	$100.0	$450,000,000	$1,485,000
	0.33%		BAC,MS,TD,DB	BANK
OF AMERICA NA
Qorvo Inc	74736KAC5	11/13/2015
	$100.0	$550,000,000	$1,485,000
	0.27%		BAC,MS,TD,DB	BANK
OF AMERICA NA
Sally Holdings LLC / Sally Capital Inc
	79546VAL0	11/18/2015
	$100.0	$750,000,000	$2,475,000
	0.33%		CS,DB,GS,JPM	BANK
OF AMERICA NA
Ball Corp	058498AU0	12/2/2015
	$100.0	$1,000,000,000	$1,045,000
	0.10%		DB,GS,KBCM,ML
	GOLDMAN SACHS
CCO Holdings LLC / CCO Holdings Capital Corp
	1248EPBP7	2/4/2016
	$100.0	$1,700,000,000	$2,375,000
	0.14%		BAC, CITI, CS, DB, GS
	CITIGROUP GLOBAL
Prestige Brands Inc	74112BAK1
	2/16/2016		$100.0
	$350,000,000	$425,000	0.12%
	BCLY, CITI, DB GS	BARCLAYS
CAPITAL (TRADING AS B
MPT Operating Partnership LP / MPT Finance
Corp	55342UAF1	2/17/2016
	$100.0	$500,000,000	$2,365,000
	0.47%		BCLY, GS, JPM, KBCM,
ML	BANK OF AMERICA NA
Standard Industries Inc/NJ	853496AB3
	2/18/2016		$100.0
	$500,000,000	$1,425,000	0.29%
	CITI, DB, GS, ML	BANK OF AMERICA NA
Summit Materials LLC / Summit Materials
Finance Corp	86614RAJ6	2/23/2016
	$100.0	$250,000,000	$940,000
	0.38%		BAC, BCLY, CITI, DB, GS
	BANK OF AMERICA NA
HCA Inc	404119BT5	3/1/2016
	$100.0	$1,500,000,000	$3,785,000
	0.25%		BCLY, CITI, CS, DB
	BANK OF AMERICA NA
Avis Budget Car Rental LLC / Avis Budget
Finance Inc	053773BB2	3/14/2016
	$100.0	$350,000,000	$1,700,000
	0.49%		CITI,CA,DB,JPM
	CITIGROUP GLOBAL
Constellium NV	210383AE5	3/16/2016
	$100.0	$425,000,000	$435,000
	0.10%		DB,GS,HSBC
	GOLDMAN SACHS
Constellium NV	210383AE5	3/16/2016
	$100.0	$425,000,000	$1,530,719
	0.36%		DB,GS,HSBC
	GOLDMAN SACHS
HD Supply Inc	40415RAR6	3/28/2016
	$100.0	$1,000,000,000	$1,180,000
	0.12%		BCLY, GS, JPM, ML,
WELLS	BARCLAYS CAPITAL (TRADING AS B
T-Mobile USA Inc	87264AAQ8
	3/29/2016		$100.0
	$1,000,000,000	$471,000	0.05%
	BCLY, CITI, DB GS	CITIGROUP
GLOBAL


DEUTSCHE SHORT DURATION FUND

N-Sar October 1, 2015 - March 31, 2016

Security Purchased	Cusip 	"Purchase/
Trade Date"	 Size (Shr) of Offering
	Offering Price of Shares	Total ($) Amt of
Offering	 Amt of shares Purch by Fund
	% of Offering Purchased by Fund
	% of Funds Total Assets	Brokers
	Purchased From
ConocoPhillips Co	20826FAS5
	3/3/2016		$99.95
	$1,250,000,000	$3,628,185	0.29%
	BCLY, CITI, CREDIT AGRICOLE, DB
	JPMORGAN SECURITIES INC